Execution Version TERMINATION AGREEMENT This TERMINATION AGREEMENT (this “Termination Agreement”) is made and entered into as of March 19, 2020, by and among (i) Dean Foods Company, a company organized under the laws of the State of Delaware whose address is 2711 North Haskell Avenue, Suite 3400, Dallas, TX 75204 (“Seller”), (ii) each of the Subsidiaries of Seller listed on the signature pages hereto (together with Seller, the “Selling Entities”), and (iii) Dairy Farmers of America, Inc., a cooperative organized and existing under the laws of the State of Kansas (“Buyer”). The Buyer and the Selling Entities are sometimes collectively referred to herein as the “Parties” and each individually is sometimes referred to herein as a “Party”. RECITALS WHEREAS, on February 16, 2020, Buyer and the Selling Entities entered into an Asset Purchase Agreement (as amended, supplemented, or restated from time to time, the “Purchase Agreement”); and WHEREAS, in accordance with Section 12.01(a) of the Purchase Agreement, the Parties desire to terminate the Purchase Agreement. NOW, THEREFORE, in consideration of the foregoing, the Parties hereby agree as follows: AGREEMENT 1. Definitions. Capitalized terms used herein without definition have the meanings assigned to such terms in the Purchase Agreement. 2. Termination of Purchase Agreement. The Purchase Agreement is hereby terminated pursuant to Section 12.01(a) of the Purchase Agreement. 3. Miscellaneous. Section 14.09 of the Purchase Agreement is incorporated herein by reference as if set out fully herein and shall apply in all respects to this Termination Agreement, mutatis mutandis. 4. Conditions to Effectiveness. The effectiveness of this Termination Agreement is subject to the execution and delivery by the Parties of this Termination Agreement. 5. Counterparts and Delivery. This Termination Agreement may be executed in one (1) or more counterparts, each of which will be deemed to be an original of this Termination Agreement and all of which, when taken together, will constitute one and the same instrument. Notwithstanding anything to the contrary in Section 14.02 of the Purchase Agreement, delivery of an executed counterpart of a signature page to this Termination Agreement by email attachment will be effective as delivery of a manually executed counterpart of this Termination Agreement. [The remainder of this page is intentionally left blank.] US-DOCS\114640617.3

IN WITNESS WHEREOF, this Termination Agreement has been duly executed as of the date first written above. DAIRY FARMERS OF AMERICA, INC. By: Name: Richard P. Smith Title: President & Chief Executive Officer [Signature Page to Termination Agreement]

IN WITNESS WHEREOF, this Termination Agreement has been duly executed as of the date first written above.

SELLING ENTITIES:

DEAN FOODS COMPANY

By: /s/ Kristy N. Waterman
Name: Kristy N. Waterman
Title: Senior Vice President, General Counsel and Corporate Secretary

ALTA-DENA CERTIFIED DAIRY, LLC

By: /s/ Kristy N. Waterman
Name: Kristy N. Waterman
Title: Senior Vice President, General Counsel and Corporate Secretary

BERKELEY FARMS, LLC

By: /s/ Kristy N. Waterman
Name: Kristy N. Waterman
Title: Senior Vice President, General Counsel and Corporate Secretary

CASCADE EQUITY REALTY, LLC

By: /s/ Kristy N. Waterman
Name: Kristy N. Waterman
Title: Senior Vice President, General Counsel and Corporate Secretary

[*Signature Page to Termination Agreement*]

COUNTRY FRESH, LLC

By: Kristy N. Waterman

Name: Kristy N. Waterman

Title: Senior Vice President, General Counsel and Corporate Secretary

DAIRY INFORMATION SYSTEMS HOLDINGS, LLC

By: Kristy N. Waterman

Name: Kristy N. Waterman

Title: Senior Vice President, General Counsel and Corporate Secretary

DAIRY INFORMATION SYSTEMS, LLC

By: Kristy N. Waterman

Name: Kristy N. Waterman

Title: Senior Vice President, General Counsel and Corporate Secretary

DEAN DAIRY HOLDINGS, LLC

By: Kristy N. Waterman

Name: Kristy N. Waterman

Title: Senior Vice President, General Counsel and Corporate Secretary

DEAN EAST, LLC

By: Kristy N. Waterman

Name: Kristy N. Waterman

Title: Senior Vice President, General Counsel and Corporate Secretary

[*Signature Page to Termination Agreement*]

DEAN EAST II, LLC

By: Kristy N. Waterman
Name: Kristy N. Waterman
Title: Senior Vice President, General Counsel and Corporate Secretary

DEAN FOODS NORTH CENTRAL, LLC

By: Kristy N. Waterman
Name: Kristy N. Waterman
Title: Senior Vice President, General Counsel and Corporate Secretary

DEAN FOODS OF WISCONSIN, LLC

By: Kristy N. Waterman
Name: Kristy N. Waterman
Title: Senior Vice President, General Counsel and Corporate Secretary

DEAN HOLDING COMPANY

By: Kristy N. Waterman
Name: Kristy N. Waterman
Title: Senior Vice President, General Counsel and Corporate Secretary

DEAN INTELLECTUAL PROPERTY SERVICES II, INC.

By: Kristy N. Waterman
Name: Kristy N. Waterman
Title: Senior Vice President, General Counsel and Corporate Secretary

[*Signature Page to Termination Agreement*]

DEAN INTERNATIONAL HOLDING COMPANY

By: /s/ Kristy N. Waterman

Name: Kristy N. Waterman

Title: Senior Vice President, General Counsel and Corporate Secretary

DEAN MANAGEMENT, LLC

By: /s/ Kristy N. Waterman

Name: Kristy N. Waterman

Title: Senior Vice President, General Counsel and Corporate Secretary

DEAN PUERTO RICO HOLDINGS, LLC

By: /s/ Kristy N. Waterman

Name: Kristy N. Waterman

Title: Senior Vice President, General Counsel and Corporate Secretary

DEAN SERVICES, LLC

By: /s/ Kristy N. Waterman

Name: Kristy N. Waterman

Title: Senior Vice President, General Counsel and Corporate Secretary

DEAN TRANSPORTATION, INC.

By: /s/ Kristy N. Waterman

Name: Kristy N. Waterman

Title: Senior Vice President, General Counsel and Corporate Secretary

[*Signature Page to Termination Agreement*]

DEAN WEST, LLC

By: Kristy N. Waterman
Name: Kristy N. Waterman
Title: Senior Vice President, General Counsel and Corporate Secretary

DEAN WEST II, LLC

By: Kristy N. Waterman
Name: Kristy N. Waterman
Title: Senior Vice President, General Counsel and Corporate Secretary

DFC AVIATION SERVICES, LLC

By: Kristy N. Waterman
Name: Kristy N. Waterman
Title: Senior Vice President, General Counsel and Corporate Secretary

DFC ENERGY PARTNERS, LLC

By: Kristy N. Waterman
Name: Kristy N. Waterman
Title: Senior Vice President, General Counsel and Corporate Secretary

DFC VENTURES, LLC

By: Kristy N. Waterman
Name: Kristy N. Waterman
Title: Senior Vice President, General Counsel and Corporate Secretary

[*Signature Page to Termination Agreement*]

DGI VENTURES, INC. N. \J)cctern\ctn By: ~~ Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary FRANKLIN HOLDINGS, INC. By: Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary FRIENDL Y'S ICE CREAM HOLDINGS CORP. By: Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary FRIENDLY'S MANUFACTURING AND RETAIL,LLC ~ ~ N. \J)cctern\ClY 1 By: Name: Kristy N. Waterman Title: Senior Vice President, General Counsel and Corporate Secretary [Signature Page to Termination Agreement]

FRESH DAIRY DELIVERY, LLC

By: /s/ Kristy N. Waterman

Name: Kristy N. Waterman

Title: Senior Vice President, General Counsel and Corporate Secretary

GARELICK FARMS, LLC

By: /s/ Kristy N. Waterman

Name: Kristy N. Waterman

Title: Senior Vice President, General Counsel and Corporate Secretary

MAYFIELD DAIRY FARMS, LLC

By: /s/ Kristy N. Waterman

Name: Kristy N. Waterman

Title: Senior Vice President, General Counsel and Corporate Secretary

MIDWEST ICE CREAM COMPANY, LLC

By: /s/ Kristy N. Waterman

Name: Kristy N. Waterman

Title: Senior Vice President, General Counsel and Corporate Secretary

[*Signature Page to Termination Agreement*]

MODEL DAIRY, LLC

By: /s/ Kristy N. Waterman

Name: Kristy N. Waterman

Title: Senior Vice President, General Counsel and Corporate Secretary

REITER DAIRY, LLC

By: /s/ Kristy N. Waterman

Name: Kristy N. Waterman

Title: Senior Vice President, General Counsel and Corporate Secretary

SAMPSON VENTURES, LLC

By: /s/ Kristy N. Waterman

Name: Kristy N. Waterman

Title: Senior Vice President, General Counsel and Corporate Secretary

SHENANDOAH'S PRIDE, LLC

By: /s/ Kristy N. Waterman

Name: Kristy N. Waterman

Title: Senior Vice President, General Counsel and Corporate Secretary

SOUTHERN FOODS GROUP, LLC

By: /s/ Kristy N. Waterman

Name: Kristy N. Waterman

Title: Senior Vice President, General Counsel and Corporate Secretary

[*Signature Page to Termination Agreement*]

STEVE'S ICE CREAM, LLC

By: /s/ Kristy N. Waterman

Name: Kristy N. Waterman

Title: Senior Vice President, General Counsel and Corporate Secretary

SUIZA DAIRY GROUP, LLC

By: /s/ Kristy N. Waterman

Name: Kristy N. Waterman

Title: Senior Vice President, General Counsel and Corporate Secretary

TUSCAN/LEHIGH DAIRIES, INC.

By: /s/ Kristy N. Waterman

Name: Kristy N. Waterman

Title: Senior Vice President, General Counsel and Corporate Secretary

VERIFINE DAIRY PRODUCTS OF SHEBOYGAN, LLC

By: /s/ Kristy N. Waterman

Name: Kristy N. Waterman

Title: Senior Vice President, General Counsel and Corporate Secretary

[*Signature Page to Termination Agreement*]

DIPS LIMITED PARTNER II By: Delaware Trust Company, not in its individual capacity, but solely as Trustee By: Name: Benjamin Hancock Title: Assistant Vice President [Signature Page to Termination Agreement]